UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

Primo Brands Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42404	99-3483984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1150 Assembly Drive, Suite 800, Tampa, Florida 33607	900 Long Ridge Road, Building 2 Stamford, Connecticut 06902

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	PRMB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 27, 2025, Primo Brands Corporation (the “Company” or “Primo Brands”) commenced separate private offers to exchange (collectively, the “Offers”) the three series of outstanding senior notes issued by either Primo Water Holdings Inc., an indirect, wholly owned subsidiary of Primo Brands (the “Primo Issuer”), or Triton Water Holdings, Inc., an indirect, wholly owned subsidiary of Primo Brands (the “BlueTriton Issuer” and, together with the BlueTriton Issuer, the “Issuers”), for three new series of senior notes to be co-issued by the Issuers and cash. The Offers consist of the following:

•

an offer to exchange any and all of the €450,000,000 in aggregate principal amount of outstanding 3.875% Senior Notes due 2028 (the “Existing Primo 2028 Notes”) issued by the Primo Issuer for a combination of new 3.875% Senior Secured Notes due 2028 (the “New Secured Euro Notes”), to be co-issued by the Issuers, and cash;

•

an offer to exchange any and all of the $750,000,000 in aggregate principal amount of outstanding 4.375% Senior Notes due 2029 (the “Existing Primo 2029 Notes” and, together with the Existing Primo 2028 Notes, the “Existing Primo Notes”) issued by the Primo Issuer for a combination of new 4.375% Senior Secured Notes due 2029 (the “New Secured Dollar Notes” and, together with the New Secured Euro Notes, the “New Secured Notes”), to be co-issued by the Issuers, and cash; and

•

an offer to exchange any and all of the $713,023,000 in aggregate principal amount of outstanding 6.250% Senior Notes due 2029 (the “Existing BlueTriton Notes” and together with the Existing Primo Notes, the “Existing Notes”) issued by the BlueTriton Issuer for a combination of new 6.250% Senior Notes due 2029 (the “New Unsecured Notes” and together with the New Secured Notes, the “New Notes”), to be co-issued by the Issuers, and cash.

In conjunction with the Offers, the Issuers are also soliciting (collectively, the “Consent Solicitations”) consents from eligible holders of the Existing Notes to (i) certain proposed amendments to eliminate substantially all of the restrictive covenants, certain of the default provisions, and certain other provisions contained in each indenture governing the applicable series of Existing Notes and (ii) with respect to each series of Existing Primo Notes, release the note guarantee of each guarantor of each such series of Existing Primo Notes.

The Offers and Consent Solicitations are being made, and the New Notes are being offered and issued, solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated January 27, 2025 pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and are also not being registered under any state or foreign securities laws.

A copy of the Company’s press release announcing the commencement of the Offers and Consent Solicitations is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve inherent risks and uncertainties, and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. In some cases, forward-looking statements may be identified by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forwardlooking statements contain these words. They also include statements regarding the Company’s intentions, beliefs, or current expectations concerning, among other things, expectations regarding the terms of the proposed Offers, amendments to the Existing Notes and impacts to the company’s indebtedness, and other information that is not historical information. These statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although management believes that it has a reasonable basis for each forward-looking statement contained in this Form 8-K, you are cautioned that these statements are based on a combination of facts and factors currently known by the Company and its expectations of the future, about which it cannot be certain. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: the impact of the significant amount of the Company’s consolidated indebtedness, which could decrease business flexibility; the inability to refinance or restructure existing indebtedness obligations on favorable terms, or at all; our ability to meet our obligations under our debt agreements, and risks of further increases to our indebtedness; our ability to maintain compliance with the covenants and conditions under our debt agreements; fluctuations in interest rates, which could increase our borrowing costs; and the other important factors disclosed in our Quarterly Report on Form 10-Q for the three months ended September 30, 2024 and our other filings with the Securities and Exchange Commission. As a result of these factors, the Company cannot assure you that the forward-looking statements in this Form 8-K will prove to be accurate. The forward-looking statements contained in this Form 8-K are made only as of the date of this Form 8- K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 27, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Brands Corporation

Date: January 27, 2025	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
General Counsel & Corporate Secretary